UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

NETLIST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

1. To elect three directors to our Board of Directors to serve a one-year term expiring at the 2027 Annual Meeting of Stockholders. Chun K. Hong Blake Welcher Jun Cho 2. To ratify the appointment of Macias Gini & O'Connell LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2027. 3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. The Board of Directors recommends a vote FOR all nominees listed and FOR Proposal 2. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. For information on how to obtain directions to be able to attend the Annual Meeting of Stockholders in person, please call 1-212-739-6729. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before September 4, 2026. Please visit www.astproxyportal.com/ast/27807, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Proxy Card • Annual Report TO REQUEST MATERIAL: TELEPHONE: 1-888-Proxy-NA (1-888-776-9962) or +1-201-299-6210 worldwide E-MAIL: helpAST@equiniti.com WEBSITE: us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 1:00 A.M. Pacific Time on September 18, 2026. MAIL: You may request a card by following the instructions above. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 Please note that you cannot use this notice to vote by mail. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the Annual Meeting, please bring this notice with you. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of NETLIST, INC. to be held on September 18, 2026, at 10:00 A.M. Pacific Time at UCI Research Park, 5301 California, Cypress Room, Irvine, California 92617 FOR THIS MEETING AND FUTURE MEETINGS